Exhibit 99.1 . . . OceanFirst Financial Corp. Investor Presentation November 2020

INVESTOR PRESENTATION . . . Forward Looking Statements In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, general economic conditions, public health crises (such as governmental, social and economic effects of the novel coronavirus), levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, increased defaults as a result of economic disruptions caused by novel coronavirus, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes (particularly with respect to the novel coronavirus), monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. No Offer or Solicitation: The Presentation does not constitute or form part of, and should not be construed as, an offer to sell or issue, or the solicitation of an offer to purchase, subscribe to or acquire, securities of the Company, or an inducement to enter into investment activity in the United States or in any other jurisdiction in which such offer, solicitation, inducement or sale would be unlawful prior to registration, exemption from registration or qualification under the securities laws of such jurisdiction. No part of this Presentation, nor the fact of its distribution, should form the basis of, or be relied on in connection with, any . . . contract or commitment or investment decision whatsoever. NOVEMBER | 2020 2

INVESTOR PRESENTATION . . . OceanFirst Financial Corp. • NASDAQ: OCFC • Market Cap: $904M 1 • Bank Holding Company with National Bank Subsidiary • Founded in 1902 • Total Assets of $11.7B 2 • 62 Full-Service Branches in New Jersey and Metropolitan New York City Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices . . . NOVEMBER | 2020 1 As of October 30, 2020 3 2 As of September 30, 2020

INVESTOR PRESENTATION . . . Investment Thesis – Well Positioned for the Post-COVID-19 Environment • Strength of Assets • Balance sheet de-risked in Q3 with loan sales, reserve build, and conservative risk rating changes • Organic Growth Including Low-Cost and Durable Deposit Base • Cost of deposits is low at 49 basis points, and will continue to fall • Digital Innovation • Digital products and customer experience on par with national banks and FinTechs, far outpacing regional and community banks • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Demonstrated strong pandemic response • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk . . . • Insider Ownership • Meaningful insider ownership aligned with shareholder interest NOVEMBER | 2020 4

INVESTOR PRESENTATION . . . Third Quarter 2020 Results Financial Results Strategic and Operational Focus • Net interest margin of 2.97% • COVID-19 on-going initiatives for • Loan pipeline of $377M at September employees, customers, and 30, 2020 community • YTD deposit growth (exclusive of • Recommit resources to core acquisitions) of $1.4B while also businesses, loan growth, and reducing costs by 8 basis points from customer service Q2 to Q3 • Deploy substantial excess cash with • YTD loan originations of $1.8B, an accretive mix shift to securities and inclusive of $504M in PPP loans loans • Decision to accelerate the resolution of • Expand commercial banking team to credit losses through the sale of $81M support more rapid organic growth in higher risk loans post-election, post-COVID environment • Decision to sell $298M in Paycheck Protection Program (PPP) loans to • Determine size and speed of common . . . improve operational effectiveness share repurchase plan while considering M&A to improve operating NOVEMBER | 2020 scale 5

INVESTOR PRESENTATION . . . Reserves for Loan Losses The Allowance for Credit Losses (ACL) on loans of $56.4M plus the unamortized credit mark of $31.6M provides 110bps of coverage to loan portfolio . . . NOVEMBER | 2020 6

INVESTOR PRESENTATION . . . Reserve Trends Loan ACL Trends Under CECL ACL Build Reflects Credit Migration in 3Q20 and Ongoing COVID Uncertainty 60.0 56.4 1.20% 50.0 1.00% 38.5 40.0 0.80% 29.6 30.0 0.60% $ Million $ 20.8 20.0 0.40% 10.0 0.20% 0.0 0.00% 1/1/2020 3/31/2020 6/30/2020 9/30/2020 Quantitative Loan ACL Qualitative Loan ACL Loan ACL Plus Credit Mark/Total Loans ACL coverage of the loan portfolio continues to rise as the . . . Bank considers actual and potential impacts of COVID and NOVEMBER | 2020 the economy in its analysis 7

INVESTOR PRESENTATION . . . SBA Paycheck Protection Program Update Total PPP Portfolio: $480.6M Held for Sale: $298.1M Retained PPP Portfolio: $182.5M Submitted In Underwriting to SBA 8% (Pending Decision) 45% Applications to be Reviewed Retained by Bank 21% 38% Forgiveness Application Submitted to SBA (Decision Received) Classified as Held for Sale Not Received 2% 62% 24% Decision made to sell 62% of the outstanding loans. Transaction accelerates approximately $8.7M of fee income, incurs a cost of selling the loans at a $3.4M discount, netting an approximate $5.3M gain in 4th quarter . . . NOVEMBER | 2020 8

INVESTOR PRESENTATION . . . Net Interest Margin Operational Highlights Net Interest Margin 2 • Non-interest bearing deposits 4.50 are 24% of average balance of 4.00 total deposits 1 3.50 3.38* 3.25 3.00 • Balanced interest rate risk 3.18** position 2.50 2.00 Percentage • An extraordinary surplus of 1.50 liquidity will temporarily weigh on margins until the excess 1.00 0.50 cash can be prudently 0.08 0.00 deployed 2014 2015 2016 2017 2018 2019 2020 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Fed Funds Effective Rate OceanFirst Bank Peer Average** * OceanFirst Bank Q2 NIM excluding excess liquidity position ** The PPP loan program and excess liquidity position negatively impacted NIM by 15 basis . . . points during Q2 NOVEMBER | 2020 1 Based on average balances for the three months ended September 30, 2020 9 2 Source: Bank Reg Data as of June 30, 2020

INVESTOR PRESENTATION . . . Deposit Growth with Branch Consolidation Total Deposits Per Branch 1 10,000 150 Average Deposits Per Branch($ Millions) 9,000 125 Strength and Durability of Low- 8,000 Cost Deposit Position 7,000 100 • $150M average branch size as of 6,000 September 30, 2020, doubling in size over the past 5 years. 5,000 75 4,000 • Core deposits represent 83%2 of total Total Deposits ($ Millions) ($ Deposits Total 50 3,000 deposits, an effective hedge against a 2,000 volatile interest rate environment, with 25 a cost of deposits of only 49 bps 1,000 0 0 2014 2015 2016 2017 2018 2019 2020 Total Deposits Average Deposits Per Branch . . . NOVEMBER | 2020 1 All periods as of December 31, except 2020 which is as of September 30 10 2 All deposits except certificates of deposits

INVESTOR PRESENTATION . . . Loan Composition Emphasizes Commercial1 Total Loans Outstanding Loans by Customer Segment – 2020 2015 2016 35% 2017 2018 65% 2019 2020 Commercial Consumer Consumer Commercial $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 (in millions) Residential Home Equity & Consumer Investor CRE Owner Occupied CRE C&I Loans 2 . . . NOVEMBER | 2020 1 All periods as of December 31, except 2020 which is as of September 30 11 2 Includes PPP loans totaling $150M as of September 30

INVESTOR PRESENTATION . . . Generating Consistent & Attractive Returns 16.0% 1.50% 2020 returns adversely 1.35% 14.0% impacted by COVID-19. De- risking of Q3 balance sheet 1.20% 12.0% positions the Bank for improved returns in 2021 1.05% 10.0% Return on Assets 0.90% 8.0% 0.75% 0.60% 6.0% 0.45% 4.0% 0.30% 2.0% Return on Tangible Common Equity on Tangible Return 0.15% 0.0% 0.00% 20151 20161 20171 2018 1 20191 2020 1, 2 Core Return on Tangible Common Equity Core Return on Assets 1For 2015, 2016, 2017, 2018, 2019 and 2020, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017, 2018, 2019 and 2020, also excludes the effect of branch consolidation expense. For 2017 and 2018, also excludes . . . the effect of additional income tax expense (benefit) related to the Tax Cuts and Jobs Act. For 2019, also excludes the effect of compensation expense due to the retirement of an executive officer, non-recurring professional fees, and income tax benefit related to change in New Jersey tax code. For 2020, also NOVEMBER | 2020 excludes the net unrealized loss on equity investments and the Two River and Country opening credit loss expense under the CECL model. 2For 2020, Q3 YTD results are annualized 12

INVESTOR PRESENTATION . . . Credit Metrics Reflect Conservative Culture Non-Performing Loans by Source (Percent of Loans Receivable) NET CHARGE-OFFS 0.05% 0.15% 0.10% 0.05% 0.02% 0.27% 1.00% Excluding net charge-offs of $15.2M 0.91% related to higher risk commercial loans 0.90% held-for-sale and the sale of under- performing loans sold, core net charge- 0.80% offs are 0.01% of total loans 0.70% 0.60% 0.52% 0.50% 0.37% 0.40% 0.35% 0.31% 0.30% 0.29% 0.20% 0.10% Non-Performing Loans as Percent of Total Loans ReceivableLoans of TotalPercent as LoansNon-Performing 0.00% 2015 2016 2017 2018 2019 30-Sep-20 1 Residential Consumer Commercial Real Estate Commercial & Industrial . . . NOVEMBER | 2020 13 1Excludes non-performing loans held-for-sale of $67.5M

INVESTOR PRESENTATION . . . Asset Growth Supplemented by Strategic M&A Opportunistic Acquisitions of Local Community Banks Target Closing Date Transaction Value Total Assets Colonial American Bank July31,2015 ~$12million $142million Cape Bancorp May 2, 2016 ~$196 million $1,518 million Ocean Shore Holding Co. November 30, 2016 ~$146 million $1,097 million Sun Bancorp, Inc. January 31, 2018 ~$475 million $2,044 million Capital Bank of New Jersey January 31, 2019 ~$77 million $495 million Two River Bancorp January 1, 2020 ~$197 million $1,109 million Country Bank Holding January 1, 2020 ~$113 million $798 million Company Inc. Weighted average(1): Price/Tangible Book Value 158%; Core Deposit Premium 9.0% . . . NOVEMBER | 2020 14 1At time of announcement.

INVESTOR PRESENTATION . . . New Jersey Expansion Opportunities • New Jersey is an attractive market 1 • Statewide Total Population of 8.9M • Most densely populated state • 11th most populous state • Median household income of $72,000 • Significant opportunities for acquisitions to build customer base • Support expansion in Metropolitan Philadelphia and Metropolitan New York Population of 4. with deposits of $130B Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices . . . NOVEMBER | 2020 15 1 US Census Bureau

INVESTOR PRESENTATION . . . Regional Opportunities for M&A 10% of the total population of the United States resides within a 2-hour drive of Headquarters Philadelphia Area New York City Metro Area • 5 Banks with Assets Between $400M and $1B • 4 Banks with Assets Between $400M and $1B • 10 Banks with Assets Between $1B and $10B • 7 Banks with Assets Between $1B and $10B New Jersey • 11 Banks with Assets Between $400M and $1B • 15 Banks with Assets Between $1B and $10B Headquarters . . . OceanFirst Bank Branches OceanFirst Bank Loan Offices NOVEMBER | 2020 Regional banking data as of June 30, 2020 16 Source: FDIC

INVESTOR PRESENTATION

OCEANFIRST

Digital Culture – 5 Years of Transformation

Continuous Investment In Talent and Technologies

- Funded from ongoing earnings and branch consolidations

2015
- Digital Strategy & Innovation Team
- Mobile Biometrics
- Wearables and eWallets

2016
- Customer Experience Officer
- Upgrade Mobile App & Online Banking
- Certified Digital Banker Training

2017
- First FinTech Equity Investment
- Replace Personal Financial Mgmt.
- 100% Certified Digital Banker Milestone

2018
- Project Management Office
- Launch Nest Egg Hybrid Robo-Advisor
- Replace Online & Mobile Account Opening

2019
- Artificial Intelligence Team
- Data Science Team
- AI Driven Marketing
- Build Alexa Voice Skill (1st Phase)

2020
- Digital Banking Team
- Digital Customer Onboarding Team
- Launch Account Opening via Telephone
- $80 million Nest Egg Assets Milestone
- Best Rated Digital Bank in NJ!*

2015 FTE: 7

2020 FTE: 89

Source: ratings from Google My Business, Google App Store, and Apple App Store

NOVEMBER | 2020

17

INVESTOR PRESENTATION . . . Digital Capabilities & Customer Ratings Mobile Capabilities Survey Mobile App Customer Ratings (# of features, out of 18 1) (Apple & Google 2) OceanFirst 12 OceanFirst 4.8 # Ratings = 5,938 National / 4.4 National / Regional 10 Regional Large MidAtlantic 4.5 FinTechs / 10 Digital FinTechs / Digital 4.5 Large 8 MidAtlantic Proxy Peer Group 3.9 Median # Ratings = 2,039 • A few notables include: • A few notables include: • BofA 17 • USAA 4.8 • Chase 13 • Chime 4.7 • USAA 10 • Chase 4.7 . . . • TD 7 • M&T 3.8 NOVEMBER | 2020 1Source: S&P Global 2019 US Mobile Banking Report 2Source: iTunes App and Google App as of October 13, 2020 18

INVESTOR PRESENTATION . . . Digital Customer Acquisition Attaining Scale… … And Attracting Valuable Customers • 180% increase YoY in opened Customer Usage Statistics* Online Branch online Retail Checking Accounts. Digital Usage 86.2% 68.8% • Online Account Opening is up Mobile Usage 68.6% 52.2% 144% during Pandemic when compared to Pre-pandemic Direct Deposits / Month 0.8 1.1 numbers. Mobile Deposits / Month 0.12 0.12 • Retail Checking opened in 3Q2020: Debit Card Transactions / Month 7.8 13.8 • Online account openings exceeds average branch by Average Balance $4,232 $13,689 9x * Retail checking accounts opened between January and June 2020 as of 9/30/2020 • Online account opening exceeds 40% of entire branch network . . . NOVEMBER | 2020 19

INVESTOR PRESENTATION

Treasury Management Services

Accounts[1]
Over 39,000

Balances[1]
Over $3.5B

Early Adopter

Introduced Cash Management Services in 1996, growing relationships annually. Includes Dedicated Treasury Client Services and Sales Team.

Investment in Innovation

Continued investment in technology to enhance our Treasury Solutions and provide a robust Online experience for our Commercial Customers.

Continuous Improvement

We successfully upgraded our Account Analysis platform 3Q 2020

Treasury Management Solutions:

- ACH Origination, Receipts, Addenda Reporting and Debit Blocking
- Digital Account Opening
- Accept Multiple Forms of Payment
- Account Analysis Statements
- Business Online Banking
- Coin & Currency Ordering
- Commercial Card
- Electronic Receivables
- Escrow
- Foreign Wire
- Initiate ACH and Wires Online
- Lockbox
- Merchant
- Remote Deposit Capture
- Payroll
- Positive Pay
- Zero Balance Accounts

[1] Data as of September 30, 2020

NOVEMBER | 2020

20

INVESTOR PRESENTATION . . . Protecting Our Clients with Cyber Security • Remains current with evolving industry-wide standards • Real-time analytical tools in place for fraud protection and firewall security • Use of top tier, neural-based, real-time debit card fraud analytics • Qualified, certified senior InfoSec personnel, backed up by: • Ongoing significant investments in technology, education and training • Board of Directors with cyber security focus and expertise • Created a security operations center which provides dedicated space to enhance day-to-day operations and includes a central area for key . . . members of the business continuity team to NOVEMBER | 2020 collaborate for maximum effectiveness. 21

INVESTOR PRESENTATION . . . Strategic Capital Allocation Generates Shareholder Returns Returned Capital to $65 Shareholders $60 $55 $50 • Stable & competitive dividend $45 th $40 • 95 consecutive quarter $35 • Historical Payout Ratio of 30% to $30 40% $25 $20 $15 • Repurchased 648,851 shares YTD Annual Return of Capital ($ Millions) ($ Capitalof Annual Return $10 2020; over 2.0M shares remain $5 available for repurchase $0 2014 2015 2016 2017 2018 2019 2020 • Strategic acquisitions in critical new Cash Dividends Share Repurchases markets Total Cash Returned to . . . Shareholders: $212.5M NOVEMBER | 2020 22

INVESTOR PRESENTATION

OCEANFIRST

NOVEMBER | 2020

An Experienced Management Team

Executive	Title	Years at OceanFirst [1]	Selected Experience
Christopher D. Maher	Chairman, President, Chief Executive Officer	7	Patriot National Bancorp Dime Community Bancshares
Joseph J. Lebel III	Executive Vice President, Chief Operating Officer	14	Wachovia Bank N.A. First Fidelity
Michael J. Fitzpatrick	Executive Vice President, Chief Financial Officer	28	KPMG
Steven J. Tsimbinos	Executive Vice President, General Counsel	10	Thacher Proffit & Wood Lowenstein Sandler PC
Grace M. Vallacchi	Executive Vice President, Chief Risk Officer	3	Office of the Comptroller of the Currency First Union
Michele Estep	Executive Vice President, Chief Administrative Officer	12	Sun National Bancorp Key Bank
Karthik Sridharan	Executive Vice President, Chief Information Officer	1	Citigroup JP Morgan Chase Bank of America

- **Substantial insider ownership of 9%, including Directors and Executive Officers, ESOP and OceanFirst Foundation.**

[1] Includes years at acquired banks.

23

INVESTOR PRESENTATION . . . OceanFirst Foundation: Serving Our Communities • Over $42M has been granted to organizations serving OceanFirst’s market • Provided $250,000 in grants dedicated to assisting the non-profit organizations helping our neighbors during the coronavirus pandemic • First foundation established in the country during a mutual conversion to IPO (July 1996) • Major initiatives include over $3M to more than 2,100 students pursing higher education and over $7.2M to organizations improving the health and wellness of those in need . . . • OceanFirst Foundation has assets of $15.8M NOVEMBER | 2020 as of September 30, 2020 24

INVESTOR PRESENTATION . . . Investment Thesis – Well Positioned for the Post-COVID-19 Environment • Strength of Assets • Balance sheet de-risked in Q3 with loan sales, reserve build, and conservative risk rating changes • Organic Growth Including Low-Cost and Durable Deposit Base • Cost of deposits is low at 49 basis points, and will continue to fall • Digital Innovation • Digital products and customer experience on par with national banks and FinTechs, far outpacing regional and community banks • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Demonstrated strong pandemic response • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk . . . • Insider Ownership • Meaningful insider ownership aligned with shareholder interest NOVEMBER | 2020 25

. . . Investor Relations Inquiries Jill A. Hewitt Senior Vice President, Director of Investor Relations & Corporate Communications jhewitt@oceanfirst.com (732) 240-4500, ext. 7513 26

. . . Appendix 27

INVESTOR PRESENTATION . . . Favorable Competitive Position Community Banks serving OceanFirst Bank Mega Banks Central & Southern NJ # of Dep. In Mkt. Dep. In Branches ($000) Dep. In # of # of Institution Mkt. Institution Mkt. Branches Branches ($000) 60 8,173,938 ($000) TD Bank (Canada) 151 33,278,985 Republic 17 1,958,197 OceanFirst Wells Fargo (CA) 178 32,317,778 Competitive Position Kearny 22 1,739,853 PNC Bank (PA) 168 28,781,019 Manasquan 16 1,726,000 • Responsive Bank of America 139 26,112,590 • Flexible 1ST Constitution 23 1,177,073 (NC) JP Morgan Chase Bank of Princeton 18 1,161,712 99 11,930,399 • Capable (NY) • Lending Limit • Technology Sturdy Savings 15 828,057 • Trust • Treasury Management • Consumer & Commercial • Competing favorably against banking behemoths and local community banks . . . NOVEMBER | 2020 Source: FDIC Summary of Deposits, June 30, 2020 Note: Market area is defined as 13 counties in Central and Southern New Jersey 28

INVESTOR PRESENTATION . . . Credit Metrics – At A Glance Current Forbearances (October 23, 2020) Commercial (Full1) $88M 1.1% of portfolio Consumer $122M 1.5% of portfolio Total $210M 2.6% of portfolio The forbearance portfolios are expected to be negligible as of December 31, 2020. Going forward, credit metrics will be traditional (Delinquent, TDR, Non-Accrual, etc.) Highest Risk Loans Liquidated: NY $30M, weighted average LTV 62.6%, settled October 15, 2020: 85% recovery NJ/PA $51M, weighted average LTV 61.4%, projected mid to late November: 82% recovery Non-Accruals (loans held for investment): Delinquencies: $14M, 0.17% of portfolio $30M, 0.37% of portfolio2 Reserves for Loan Credit Losses ACL $56.4M 188% of non-accrual loans held for investment Loan Credit Mark $31.6M Total $88.0M 110 basis points of loans held for investment . . . 1Full forbearance excludes $118M making Interest Only (I/O) payments. We expect $65M of commercial clients to be on I/O status past December 31, 2020, NOVEMBER | 2020 and $35M, or 54%, of these loans have already posted 6 months of payments in advance 2Excludes non-accrual loans held-for-sale of $67.5M 29

INVESTOR PRESENTATION . . . Commercial Forbearance Portfolio $894M in forbearances cured from peak of $1.1B Commercial forbearances at October 23, 2020 total $206M of which only $88M is full payment forbearance Commercial full payment forbearance projected to reduce to $20M by November 30, 2020 By December 31, 2020 full payment forbearance projected to be negligible The second 90-day forbearance period began in late June . . . NOVEMBER | 2020 Data based on the date of execution of a forbearance agreement 30 Forbearance data as of October 23, 2020

INVESTOR PRESENTATION . . . Commercial Loans Currently in Forbearance Category Current Forbearance Type $206M $206M Full Interest Only – (in millions) Interest Only Forbearance Prefunded* Total commercial CRE: Investor Owned $53 $68 $4 forbearances have CRE: Owner Occupied $15 $14 $30 CRE: Construction & Land $20 $1 - decreased 83% from Commercial & Industrial (C&I) - - $1 the peak Total $88 $83 $35 . . . Forbearance data as of October 23, 2020. Excludes $10M in loans held-for-sale NOVEMBER | 2020 Forbearance requests require credit approval * Borrower has prefunded their interest payments for deferral period 31

INVESTOR PRESENTATION . . . Commercial Loans Currently in Full Forbearance $88M $88M $88M $88M . . . NOVEMBER | 2020 32 Forbearance data as of October 23, 2020

INVESTOR PRESENTATION . . . Commercial Loans in Full Forbearance – Loan to Value (CRE) *WA LTV: 56.1% . . . *WA DSCR: 1.43X NOVEMBER | 2020 Forbearance data as of October 23, 2020 33 *WA LTV and WA DSCR as of most recent financial review

INVESTOR PRESENTATION . . . Commercial Loans Currently in Interest Only Forbearance $118M $118M $118M $118M . . . NOVEMBER | 2020 34 Forbearance data as of October 23, 2020

INVESTOR PRESENTATION . . . Commercial Loan Interest Only Forbearance – Loan to Value (CRE) *WA LTV: 48.3% *WA DSCR: 1.80X . . . NOVEMBER | 2020 Forbearance Data as of October 23, 2020 35 *WA LTV and WA DSCR as of most recent financial review

INVESTOR PRESENTATION . . . Consumer Forbearance Portfolio 1st Forbearance Peak $329M 2nd Forbearance Peak $187M Consumer forbearances (1st and 2nd) at October 26, 2020 total $122M, down 63% from peak of $329M . . . The second 90-day forbearance period began in early June NOVEMBER | 2020 Data based on the date of execution of a forbearance agreement Forbearance data as of October 26, 2020 36

INVESTOR PRESENTATION . . . Consumer Loan Forbearance Profile Consumer forbearances peaked at $329M on June 13, 2020 Consumer Portfolio 90 Day Forbearance 180 Day Forbearance Portfolio Portfolio Total Outstanding Balance: $2.9B Total Outstanding Balance: $9M Total Outstanding Balance: WA LTV: 65% WA LTV: 61% $113M WA FICO Score: 767 WA FICO Score: 724 WA LTV: 68% WA FICO Score: 741 In forbearance $122M (4%) $2.9B Not in forbearance $2.9bn (96%) Consumer loan forbearance portfolio has decreased 63% from peak in June 2020 and represents 4% of the total consumer loans . . . 32 borrowers totaling $13.4M have requested additional forbearance relief NOVEMBER | 2020 Forbearance and loan data as of October 26, 2020 37 Excludes loans with no FICO score; FICO scores as of August 31, 2020

INVESTOR PRESENTATION . . . Consumer Loan Forbearance Credit Metrics Each forbearance period is 90 days, or a total of up to 180 days 90 90 Day Initial Forbearance 180 Day . . . NOVEMBER | 2020 Continuing Forbearance 38 Forbearance data as of October 26, 2020

INVESTOR PRESENTATION . . . Consumer Loan Forbearance Credit Metrics Total Portfolio Forbearance Portfolio LTV <= 80% LTV > 80% LTV <= 80% LTV > 80% $2.7B (92%) $217M (8%) $109M (89%) $13M (11%) Only $3M of loans exhibit an LTV > 80% and a current FICO < 650; FICO < 650 FICO >= 650 FICO < 650 FICO >= 650 a decrease from $608M (21%) $2.3B (79%) $29M (24%) $93M (76%) $6.4M reported at August 31, 2020 . . . NOVEMBER | 2020 Forbearance data as of October 26, 2020 39 Excludes loans with no FICO score; FICO scores as of August 31, 2020

INVESTOR PRESENTATION . . . Consumer Loan Forbearance by County $2.1B Sharply increasing real estate values should protect against credit losses Annual County Median Price Increase* Monmouth 14% Ocean 12% Atlantic 10% Cape May 20% . . . NOVEMBER | 2020 Forbearance data as of October 26, 2020 40 *2019-2020 Single family home valuation change source is from NJ Realtors median scale price September 2019 to September 2020

INVESTOR PRESENTATION . . . Loan Portfolio Activity 418 57 8,400 371 8,390 ($'millions) June 30, 2020 Loan Originations Loan Sales Payoffs / Paydowns September 30, 2020 . . . NOVEMBER | 2020 41 Loan balances include loans held for sale.

INVESTOR PRESENTATION

OCEANFIRST

NOVEMBER | 2020

Q3-20 NIM Contraction


(%)
3.24%
0.13%
0.06%
0.06%
0.02%
2.97%
Q2-20 NIM
Excess balance sheet liquidity
Lower rate environment
Purchase accounting impact
Prepayment fee impact
Q3-20 NIM

Headwinds

- The sale of PPP loans will increase short-term liquidity and temporarily pressure earning asset yields
- Competitive market environment as peers with similarly levels of liquidity compete on rate for quality credit
- Purchase accounting accretion will decline by 5 bps in Q4, and 1 bps to 2 bps each quarter in 2021

Tailwinds

- Further opportunity to lower deposit costs
- Strong loan-to-deposit position
- Plan to steadily invest excess liquidity – $149M of investment purchases in Q3, $350M expected in Q4
- Deploy excess liquidity into new loans over the next few quarters

42

INVESTOR PRESENTATION . . . Credit Costs Consistently Lower than Peer Group Strong credit performance yields low net charge offs through the cycle. . . . NOVEMBER | 2020 Source: S&P Global Market Intelligence; FFIEC UBPR Peer Group Average Report. Call Report data available through 6/30/20. 43 Note: Peer Group 2 - Commercial Banks between $10BN and $100BN in assets; Peer Group 3 - Commercial Banks between $3BN and $10BN in assets.

INVESTOR PRESENTATION . . . 2007 to 2020 Cumulative Credit Losses Also Outperform Cumulative OCFC losses are 45% lower than proxy peers and 70% lower than UBPR peers . . . NOVEMBER | 2020 Source: S&P Global Market Intelligence; FFIEC UBPR Peer Group Average Report. Call Report data available through 6/30/20. 44 Note: Peer Group 2 - Commercial Banks between $10BN and $100BN in assets; Peer Group 3 - Commercial Banks between $3BN and $10BN in assets.

INVESTOR PRESENTATION . . . Largest Segments Drive Long Term Performance . . . Source: S&P Global Market Intelligence; FFIEC UBPR Peer Group Average Report. Call Report data available through 6/30/20. Note1: Peer Group 2 - Commercial Banks between $10BN and $100BN in assets; Peer Group 3 - Commercial Banks between $3BN and $10BN in assets. NOVEMBER | 2020 2 Note : Residential and Consumer losses were driven by subprime loans originated by Columbia Home Loans, LLC, which was a mortgage banking company acquired by 45 OCFC in 2000 and shuttered in 2007.

INVESTOR PRESENTATION . . . 2007 to 2020 Cumulative Losses By Segment Cumulative OCFC losses are 26% lower than UBPR peers. 2 Cumulative OCFC losses are 72% lower than UBPR peers. Cumulative OCFC losses are 44% lower than UBPR peers. Cumulative OCFC losses are 48% lower than UBPR peers. . . . Source: S&P Global Market Intelligence; FFIEC UBPR Peer Group Average Report. Call Report data available through 6/30/20. 1Peer Group 2 - Commercial Banks between $10BN and $100BN in assets; Peer Group 3 - Commercial Banks between $3BN and $10BN in assets. NOVEMBER | 2020 2 Residential and Consumer losses were driven by subprime loans originated by Columbia Home Loans, LLC, which was a mortgage banking company acquired by OCFC 46 in 2000 and shuttered in 2007. Cumulative Residential losses of 2.12% exclude the estimated loss of 0.75% related to Columbia originated loans.

INVESTOR PRESENTATION . . . Effective Interest Rate Risk Management Duration 5.0 All asset categories managed with limited duration 4.0 3.0 Years 2.0 1.0 0.0 Securities Mortgage Loans Consumer Loans Commercial Loans Total Assets FHLB Term Time Deposits (Weighted Average) Borrowings Rate Characteristics 100.0% 80.0% 60.0% 40.0% 20.0% 0.0% Mortgage Loans Consumer Loans Commercial Loans Securities Total Assets Borrowings Deposits . . . (CRE & C&I) (Weighted Average) NOVEMBER | 2020 Adjustable/Floating Fixed Core Deposits, Administered 47 At September 30, 2020

INVESTOR PRESENTATION

OceanFirst Milestones – 118 Years of Growth

OCEANFIRST

- **1902** – Founded, Point Pleasant, NJ
- **1985** – Branch Expansion into Middlesex County
- **1996** – IPO to Mutual Depositors; Created OceanFirst Foundation; Established Commercial Lending
- **1999** – Branch Expansion into Monmouth County
- **2000** – Established Trust and Asset Management
- **2014** – OceanFirst Foundation Exceeds $25M in Cumulative Grants
- **2015** – Colonial American Bank Acquired; Commercial LPO Expansion into Mercer County
- **2016** – Cape Bancorp Acquired; Ocean Shore Holding Co. Acquired
- **2018** – Adopted National Bank Charter; Sun Bancorp, Inc. Acquired
- **2019** – Capital Bank of New Jersey Acquired
- **2020** – Crossed $10B threshold; Two River Bancorp Acquired; Country Bank Holding Company, Inc. Acquired

NOVEMBER | 2020

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